CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 of DNB Financial Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Henry
F. Thorne, President and Chief Executive Officer, and Bruce E. Moroney, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



-----------------------------------                -----------------------------
Henry F. Thorne                                    Bruce E. Moroney
President and Chief Executive Officer              Chief Financial Officer


March 24, 2003

     A signed original of this written statement required by Section 906 has been provided to DNB Financial Corporation and will be retained by DNB Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.